Institutional Class MVSGX
Administrative Class HSRGX
Investor Class HISWX
Retirement Class HNGSX
Harbor Strategic Growth Fund
Summary Prospectus – November 1, 2017
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated November 1, 2017, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Administrative Class	Investor Class	Retirement Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses[1]	0.31%	0.31%	0.43%	0.23%
Total Annual Fund Operating Expenses	0.91%	1.16%	1.28%	0.83%
Expense Reimbursement[2]	(0.21)%	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.70%	0.95%	1.07%	0.62%
1  Adjusted to reflect estimated amounts for the current fiscal year.
2  The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any) to 0.70%, 0.95%, 1.07% and 0.62% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively, through February 28, 2019. Only the Fund’s Board of Trustees may modify or terminate this agreement.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional Class	$ 72	$261	$474	$1,089
Administrative Class	$ 97	$340	$609	$1,379
Investor Class	$109	$377	$673	$1,515
Retirement Class	$ 63	$236	$431	$ 994

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate for the period July 1, 2016 through June 30, 2017 was 21% The portfolio turnover rate shown includes that of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”) prior to March 6, 2017, the commencement of operations of the Fund.
Principal Investment Strategy
The Fund invests in equity securities that are determined by the Subadviser to have strong growth characteristics and that are undervalued in the marketplace. Under normal market conditions, the Fund invests primarily (at least 65% of its net assets) in equity securities, principally common and preferred stocks, of U.S. companies. The Fund tends to invest more significantly in equity securities of companies with larger market capitalizations, but may also invest in equity securities of companies with mid and small market capitalizations.
In selecting securities, the Subadviser seeks to invest in businesses that it believes can grow excess returns on capital into the future and which the Subadviser believes trade at a discount to fair value of the companies. The Subadviser utilizes a bottom-up stock selection process to identify growth businesses with a sustainable competitive advantage.
The Subadviser generally sells a stock when it believes the risk/reward characteristics turn negative, the fundamentals deteriorate, a more attractive investment is identified, or the stock achieves the Subadviser’s estimate of fair value.
The Fund maintains a portfolio of approximately 30-50 stocks. However, the actual number of portfolio holdings may vary due to market conditions. Holdings are generally spread across a number of industries/sectors but may have a higher percentage in sectors that the Subadviser believes have greater investment opportunities.
The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”) and may from time to time invest in foreign securities, including American Depositary Receipts (“ADRs”).
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic,

Summary Prospectus
Harbor Strategic Growth Fund

political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.
ADR Risk: ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
IPO Risk: An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain.
Limited Number of Holdings Risk: Because the Fund typically invests in approximately 30 to 50 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.
Performance
The Fund is recently organized. The Fund acquired the assets and assumed the then existing known liabilities of the Predecessor Fund on March 6, 2017, and the Fund is the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the date of reorganization. In the reorganization, former shareholders of the Predecessor Fund received Institutional Class shares of the Fund. Accordingly, the performance of the Institutional Class of the Fund for periods prior to the reorganization is the performance of the Predecessor Fund. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of Institutional Class shares of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
The year-to-date return for the Institutional Class shares is 17.67% as of September 30, 2017.

Summary Prospectus
Harbor Strategic Growth Fund

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.94%	Q1 2012
Worst Quarter	-5.13%	Q3 2015

Average Annual Total Returns — As of December 31, 2016
Because the Predecessor Fund did not offer Administrative, Investor or Retirement Class shares and the Administrative, Investor and Retirement Class shares of the Fund do not yet have a complete calendar year of performance, no performance information is shown for those share classes.
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Strategic Growth Fund
Institutional Class[1] Before Taxes	5.48%	13.42%	N/A	13.22%	11-01-2011
After Taxes on Distributions	5.24%	12.59%	N/A	12.16%
After Taxes on Distributions and Sale of Fund Shares	3.30%	10.81%	N/A	10.44%
Comparative Index (reflects no deduction for fees, expenses or taxes)
Russell 1000® Growth^	7.08%	14.50%	N/A	14.49%
[1]	The Fund commenced operations on March 6, 2017. The performance attributed to the Institutional Class shares prior to that date is that of the Predecessor Fund’s Institutional Shares.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Administrative, Investor and Retirement Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Mar Vista Investment Partners, LLC (“Mar Vista”) has subadvised the Fund since its inception in 2017.
From inception (November 1, 2011) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser. From January 20, 2015 to the date of the reorganization, Mar Vista served as the primary investment adviser to the Predecessor Fund.

Portfolio Managers
Silas A. Myers, CFA Mar Vista Investment Partners, LLC
Mr. Myers is a Portfolio Manager of Mar Vista and has been involved in portfolio management and securities analysis for the Fund since 2017 (and had managed the Predecessor Fund since 2011).
Brian L. Massey, CFA Mar Vista Investment Partners, LLC
Mr. Massey is a Portfolio Manager of Mar Vista and has been involved in portfolio management and securities analysis for the Fund since 2017 (and had managed the Predecessor Fund since 2011).
Joshua J. Honeycutt, CFA Mar Vista Investment Partners, LLC
Mr. Honeycutt is a Portfolio Manager of Mar Vista and has been involved in portfolio management and securities analysis for the Fund since 2017.
Jeffrey B. Prestine Mar Vista Investment Partners, LLC
Mr. Prestine is a Portfolio Manager of Mar Vista and has been involved in portfolio management and securities analysis for the Fund since 2017.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

Summary Prospectus
Harbor Strategic Growth Fund

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Administrative Class[1]	Investor Class	Retirement Class[2]
Regular	$50,000	$50,000	$2,500	$1,000,000
Individual Retirement Account (IRA)	$50,000	N/A	$1,000	$1,000,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000	$1,000,000
1  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
2  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level:  (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Institutional, Administrative and/or Investor Classes of shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. No compensation may be paid by the Fund and/or its related companies to intermediaries for the sale of Retirement Class shares or related services for Retirement Class shareholders. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
Harbor Strategic Growth Fund

November 1, 2017
Institutional Class	Administrative Class	Investor Class	Retirement Class
MVSGX	HSRGX	HISWX	HNGSX
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.40.SG.1117